THE QUAKER INVESTMENT TRUST
                       SUPPLEMENT DATED FEBRUARY 26, 1999
                      TO PROSPECTUS DATED NOVEMBER 2, 1998


The Prospectus for the Quaker Investment Trust, dated November 2, 1998, is amended and supplemented as follows:

1. The name of the Quaker Enhanced Stock Market Fund has been changed to The Quaker Large-Cap Value Fund. All references to "Quaker Enhanced Stock Market Fund" are deleted and replaced with "Quaker Large-Cap Value Fund".

2. Certain fundamental investment policies of the Quaker Large-Cap Value Fund have been changed.

     The following language, wherever it may appear in the Prospectus, is deleted in its entirety:

     "The Fund invests in a portfolio of securities whose diversification, market capitalization and volatility risk characteristics are designed to approximate those of the Standard & Poors 500 Index (the "S&P 500"), while also seeking to identify industry sectors and individual securities which offer the opportunity to exceed the total return of the S&P 500. The Fund could contain up to 300 issues, but might not contain a representation of all sectors comprising the S&P 500. In contrast to other funds whose stated investment objective is to passively track the performance of S&P 500 by maintaining an investment portfolio substantially identical to the S&P 500, the Fund is actively managed with constant attention to proprietary models designed to track the S&P 500 in risk and volatility, yet exceed the S&P 500 in potential price appreciation. "

     The deleted language described above is replaced by the following:

     "The Quaker Large-Cap Value Fund concentrates its investments in large-cap value stocks. Large-cap companies are defined as those companies that have a total market capitalization in excess of $6 billion. In selecting securities for the portfolio of the Fund, the Fund's Investment Advisor will seek asset-rich and earnings rich companies selling at relatively low market valuations, with attractive growth and momentum characteristics. The Advisor to the Fund will use its proprietary cash flow based, dividend discount model to select securities for the Fund..

     The Quaker Large-Cap Value Fund will also seek to invest in a manner designed to minimize adverse tax consequences to shareholders. In that regard, the Fund will employ tax-enhanced investment techniques similar to those currently being employed for the Quaker Core Equity Fund. This investment policy involves minimizing portfolio turnover. Excessive portfolio turnover can result in the realization of short term and long term capital gains, the taxation of which is normally passed on to shareholders."

     The investment policies described above are fundamental policies of the Quaker Large-Cap Value Fund, and may be changed only by the affirmative vote of a "majority" of the outstanding shares of the Fund, as that term is defined in the Investment Company Act of 1940. The investment policies described above are not the only investment policies of the Quaker
     Large-Cap Value Fund. All fundamental and non-fundamental investment policies and restrictions not specifically changed in this amendment remain in full force and effect.

3. The Investment Advisor to the Fund has changed. Fiduciary Asset Management Co., the Investment Advisor to the Fund, resigned effective February 26, 1999. Compu-Val Investments, Inc. ("Compu-Val") 1702 Lovering Avenue, Wilmington, Delaware, 19806, is the Fund's new Advisor. All references to Fiduciary Asset Management Co. are hereby deleted, and information concerning Compu-Val inserted in its place. Compu-Val currently serves as Advisor to the Quaker Mid-Cap Value Fund and will continue to serve in that capacity. Information concerning Compu-Val is set forth below.

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     Under the supervision of the Board of Trustees, Compu-Val Investments, Inc.
     ("CVI") provides the Large-Cap Value Fund with a continuous program of investment management, including the composition of its portfolio, and
     furnishes   advice  and   recommendations   with  respect  to  investments,
     investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Trust.

     Compu-Val was established as a Delaware corporation in 1974, and is registered under the Investment Advisors Act of 1940, as amended. Compu-Val currently serves as investment advisor to over $170 million in assets, including serving as investment advisor to the Quaker Mid-Cap Value Fund. It has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Mid-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1974. Compu-Val 's address is 1702 Lovering Avenue, Wilmington, Delaware, 19806. CVI is controlled by James Kalil, Ph.D. and Donald J. Kalil.

     Christopher O'Keefe, Director of Equity Research for Compu-Val since 1995, is the Fund's portfolio manager. From 1989 to 1995, Mr. O'Keefe was an investment analyst with CoreStates Investment Advisers, Philadelphia, PA .

     Under the Advisory Agreement with the Trust, CVI receives a monthly management fee equal to an annual rate of 0.75% of the average daily net asset value of the Fund.

4. The expense ratios for the Quaker Large-Cap Value Fund have been changed. All references to the fee ratios for the Quaker Large-Cap Value Fund are amended as follows. The former and current fee ratios are set forth below:

     Fee Category                           Prior Fee Ratio    Current Fee Ratio
     ------------                           ---------------    -----------------

     Management Fees*                            0.70%               1.00%
     Servicing (12b-1 Fees)**                    0.25%               0.25%
     Other Expenses                              0.05%               0.10%
                                                 -----               -----
     Total Annual Operating Expenses***          1.00%               1.35%

     * Management Fees under the prior fee structure included investment advisory fees of 0.50% and 0.20% for sponsor fees. Under the current fee structure, 0.75% is paid as investment advisory fees and 0.25% is paid to the Fund's sponsor, Quaker Funds, Inc. Compu-Val and Quaker Funds, Inc. have both agreed to waive receipt of their fees to the extent necessary to insure that the Fund's Total Annual Operating Expenses do not exceed 1.35%

     * 12b-1 fees are not normally accrued by the Fund. If persons provide services to the Fund for which 12b-1 fees should be paid, the Fund will accrue and pay such fees to the party, and the Advisor will reduce its fee by an amount equal to the amounts paid pursuant to the Plan. Accordingly, the Fund will not bear the expense of any 12b-1 fees.

     *** Total Annual Operating Expenses for the Fund are capped at 1.35% under the current fee structure. The Advisor and Fund sponsor have agreed to waive receipt of their fees to assist the Fund to maintain its expense cap of 1.35% Further, the Adviser will reimburse the Fund for any 12b-1 fees paid by the Fund. Accordingly, the expense ratio table above is for comparison purposes only.

Any portion of the prospectus not specifically addressed in this amendment shall remain unchanged and in full force and effect.